EXHIBIT 99.1

MEDIA CONTACT
Alan Chapple
Exide Technologies
678-566-9514
alan.chapple@exide.com

INVESTOR CONTACT
Chuck Burgess
The Abernathy MacGregor Group
212-371-5999
exideweb@abmac.com

FOR IMMEDIATE RELEASE

EXIDE TECHNOLOGIES APPOINTS GORDON ULSH
NEW PRESIDENT AND CEO

     Lawrenceville, N.J. — (March 3, 2005) — The Board of Directors of Exide Technologies (NASDAQ: XIDE, www.exide.com), a global leader in stored electrical-energy solutions, announced today that it has appointed Gordon A. Ulsh, 58, as the Company’s new President and Chief Executive Officer, effective April 2. He succeeds Craig H. Muhlhauser, who is leaving the Company after successfully leading Exide out of Chapter 11 bankruptcy protection.

     Mr. Ulsh currently is Chairman, President and CEO of Texas-based FleetPride Inc., the nation’s largest independent aftermarket distributor of heavy-duty truck parts.

     John P. Reilly, Exide’s Chairman of the Board, said: “Gordon Ulsh is the ideal candidate to build on the solid foundation that Craig Muhlhauser and his team have established during the past few years. Gordon is a seasoned leader who has experience with many of Exide’s customers and suppliers, and his practical, no-nonsense approach to business will be invaluable as Exide continues its operational restructuring and pursues new opportunities for growth and improved profitability.”

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     Prior to joining FleetPride in 2001, Mr. Ulsh worked with Ripplewood Equity Partners, providing analysis of automotive industry segments for investment opportunities. Earlier, he served as President and Chief Operating Officer of Federal-Mogul Corporation in 1999 and as head of its Worldwide Aftermarket Division in 1998. Prior to Federal-Mogul, he held a number of leadership positions with Cooper Industries, including Executive Vice President of its automotive products segment. Mr. Ulsh joined Cooper’s Wagner Lighting business unit in 1984 as Vice President of Operations, following 16 years in manufacturing and engineering management at Ford Motor Company.

     “I am excited about joining Exide’s management team and helping in the task of restructuring and growing its businesses,” Mr. Ulsh said. “I look forward to working with the Board, our employees, customers and suppliers to maximize the value of the Company for our shareholders.”

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About Exide Technologies
Exide Technologies, with operations in 89 countries, is one of the world’s largest producers and recyclers of lead-acid batteries. The Company’s two global business groups — transportation and industrial energy — provide a comprehensive range of stored electrical energy products and services for industrial and transportation applications.

Transportation markets include original-equipment and aftermarket automotive, heavy-duty truck, agricultural and marine applications, and new technologies for hybrid vehicles and 42-volt automotive applications. Industrial markets include network power applications such as telecommunications systems, electric utilities, railroads, photovoltaic (solar-power related) and uninterruptible power supply (UPS), and motive-power applications including lift trucks, mining and other commercial vehicles.

Further information about Exide, including its financial results, are available at www.exide.com.

Forward-Looking Statements
Certain statements in this press release may constitute forward-looking statements as defined by the Securities Litigation Reform Act of 1995. As such, they involve known and unknown risks,

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uncertainties and other factors that may cause the Company’s actual results to be materially different from any results expressed or implied by such forward-looking statements.

Examples of forward-looking statements include, but are not limited to (i) statements of plans of and objectives of the Company or its management or board of directors, including the introduction of new products, or estimates or predictions of actions by customers, suppliers, competitors or regulating authorities, (ii) statements of future economic performance and (iii) statements of assumptions, such as the prevailing weather conditions in the Company’s market areas, underlying other statements and statements about the Company or its business.

Factors that could cause actual results to differ materially from these forward looking statements include, but are not limited to, the following general factors such as: (i) the Company’s ability to implement business strategies and restructuring plans, (ii) unseasonable weather (warm winters and cool summers) which adversely affects demand for automotive and some industrial batteries, (iii) the Company’s debt and debt service requirements which may restrict the Company’s operational and financial flexibility, as well as imposing interest and financing costs, (iv) the fact that lead, a major constituent in most of the Company’s products, experiences significant fluctuations in market price and is a hazardous material that may give rise to costly environmental and safety claims, (v) competitiveness of the battery markets in North America and Europe, (vi) the substantial management time and financial and other resources needed for the Company’s consolidation and rationalization of acquired entities requires , (vii) risks involved in foreign operations such as disruption of markets, changes in import and export laws, currency restrictions and currency exchange rate fluctuations, (viii) the Company’s exposure to fluctuations in interest rates on its variable rate indebtedness, (ix) general economic conditions and (x) the Company’s ability to acquire goods and services and/or fulfill labor needs at budgeted costs. Accordingly, the Company cautions each reader of this press release to carefully consider these factors, because these factors have, in some instances, affected and in the future could affect, the Company’s ability to achieve its projected results and may cause actual results to differ materially from those expressed herein. The Company is under no obligation to update its forward-looking statements. These are enumerated in further detail in the company’s most recent Form 10-Q filed on February 14, 2005.